                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [X] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))
     [ ] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          Morgan Stanley Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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


March 27, 1997

Dear Shareholders:

         The enclosed proxy statement relates to a special meeting of the shareholders of Morgan Stanley Fund, Inc. (the "Company"). On February 4, 1997, Morgan Stanley Group Inc., the parent corporation of the Company's investment advisers, entered into an Agreement and Plan of Merger with Dean Witter, Discover & Co. Pursuant to the merger agreement, each of your Company's investment advisers, Morgan Stanley Asset Management Inc. ("MSAM") and Miller Anderson & Sherrerd, LLP ("MAS") will become a subsidiary of the merged company, which will be named Morgan Stanley, Dean Witter, Discover & Co. MSAM and MAS will continue to provide the Company with investment advisory and management services following the merger. The primary purpose of the special meeting is to permit the Company's shareholders to consider new investment advisory agreements to take effect following the merger. The new investment advisory agreements between the Company and its investment advisers will be identical to the Company's applicable current investment advisory agreements, except for the dates of execution, effectiveness and initial terms.

         The attached proxy statement seeks shareholder approval on this item. Although we encourage you to read carefully the full proxy statement, we have created a brief question-and-answer section for your convenience.

                 Your vote is important and your participation in the governance of your Company does make a difference.

         The proposal has been unanimously approved by the Board of Directors of the Company, who recommend you vote "FOR" the proposal. YOUR IMMEDIATE RESPONSE WILL ELIMINATE THE NEED FOR ANY ADDITIONAL SOLICITATIONS. We look forward to your participation, and we thank you for your continued confidence in Morgan Stanley Fund, Inc.

 PLEASE SIGN AND RETURN YOUR PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID
ENVELOPE.

                                        Sincerely,



                                        Warren J. Olsen
                                        President

                     INFORMATION ABOUT YOUR PROXY STATEMENT

Q.       WHY AM I RECEIVING THIS PROXY STATEMENT?

A. The direct parent company of Morgan Stanley Asset Management Inc. ("MSAM") and the indirect parent of Miller Anderson & Sherrerd, LLP ("MAS"), your investment advisers, is merging with another company and, as a result, your consent is being sought on:

          -      approval of a new investment advisory agreement with MSAM;
                 and/or

          -      approval of a new investment advisory agreement with MAS.

         Please refer to the proxy statement for a detailed explanation of the proposed items.

Q.       HOW WILL THIS AFFECT MY ACCOUNT?

A. You can expect the same management expertise and shareholder service you are currently receiving. The new investment advisory agreements between your Company and its investment advisers will be identical to the Company's current investment advisory agreements, except for the dates of execution, effectiveness and initial terms.

Q.       WHY DO I NEED TO VOTE?

A. Your vote is needed to ensure that the proposals can be acted upon. Your immediate response on the enclosed proxy card will help save on the costs of any further solicitations for a shareholder vote. We encourage all shareholders to participate in the governance of their Company.

Q.       HOW DO THE BOARD OF DIRECTORS SUGGEST THAT I VOTE?

A. After careful consideration, the Board of Directors of your Company unanimously recommends that you vote "FOR" each item proposed on the enclosed proxy card(s).

Q.       WHO IS PAYING FOR EXPENSES RELATED TO THE SHAREHOLDER MEETING?

A. The Company's investment advisers or their affiliates will pay for all costs of solicitation. The Company will not pay for the expenses relating to the approval.

Q.       WHERE DO I MAIL MY PROXY CARD?

A. You may use the enclosed postage-paid envelope or mail your proxy card(s) to:
         Morgan Stanley Fund, Inc.
         P.O. Box 2798
         Boston, Massachusetts  02208-2798.

Q.       WHO DO I CALL IF I HAVE QUESTIONS?

A. We will be happy to answer your questions about the proxy solicitation. Please call us at [Telephone Number] between [7:00 a.m. and 7:00 p.m.] [Eastern time], Monday through Friday.

                           Morgan Stanley Fund, Inc.
                                 P.O. Box 2798
                       Boston, Massachusetts  02208-2798

                          NOTICE OF SPECIAL MEETING OF
                                  SHAREHOLDERS
                                  MAY 1, 1997

         A Special Meeting of Shareholders (the "Meeting") of Morgan Stanley Fund, Inc. (the "Company") will be held at the offices of Morgan Stanley Asset Management Inc. on May 1, 1997, at _:__ _.m. (New York time), in Conference Room __, at 1221 Avenue of the Americas, __th Floor, New York, NY 10020, for the following purposes:

         1. To approve or disapprove a new investment advisory agreement with Morgan Stanley Asset Management Inc.;

         2. To approve or disapprove a new investment advisory agreement with Miller Anderson & Sherrerd, LLP; and

         3. To transact such other business as may properly come before the Meeting or any adjournments thereof.

         Only Shareholders of investment portfolios (the "Funds") advised by Morgan Stanley Asset Management Inc. are entitled to vote on Proposal 1 (with each appropriate Fund voting separately). Likewise, only Shareholders of the Funds advised by Miller Anderson & Sherrerd, LLP are entitled to vote on Proposal 2 (with each appropriate Fund voting separately). The enclosed proxy card(s) will enable you to vote with respect to the Fund(s) in which you are a shareholder. (You will receive a separate solicitation for each account you have with the Company and a separate proxy card for each Fund in which such accounts have an investment.)

         Shareholders of record at the close of business on March 21, 1997 are entitled to notice of and to vote at this Meeting or any adjournment thereof.

                                           By Order of the Board of Directors



                                           Valerie Y. Lewis, Secretary

March 27, 1997

                                PROXY STATEMENT

                           MORGAN STANLEY FUND, INC.

                                 P.O. BOX 2798
                       BOSTON, MASSACHUSETTS  02208-2798

                        SPECIAL MEETING OF SHAREHOLDERS
                                   TO BE HELD
                                  MAY 1, 1997


         This proxy statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Morgan Stanley Fund, Inc. (the "Company") of proxies to be voted at a Special Meeting of Shareholders and all adjournments thereof (the "Meeting"), to be held at the offices of [Morgan Stanley Asset Management Inc., Conference Room __, __th Floor, 1221 Avenue of the Americas, New York, NY 10020 on Thursday, May 1, 1997 at _:__ _.m. (New York time). The approximate mailing date of this proxy statement and accompanying form of proxy is March 27, 1997.

         The primary purpose of the Meeting is to permit the Company's shareholders to consider New Advisory Agreements (defined below) to take effect following the consummation of the transactions contemplated by an Agreement and Plan of Merger, dated as of February 4, 1997 (the "Merger Agreement"), between Dean Witter, Discover & Co. ("Dean Witter Discover") and Morgan Stanley Group Inc. ("MS Group"), the direct parent of Morgan Stanley Asset Management Inc. ("MSAM" or an "Adviser") and the indirect parent of Miller Anderson &
Sherrerd, LLP ("MAS" or an "Adviser"), the Company's investment advisers. Pursuant to the Merger Agreement, MSAM will become a direct subsidiary and MAS will become an indirect subsidiary of the merged company, which will be called Morgan Stanley, Dean Witter, Discover & Co. The Company's New Advisory Agreements are identical to the Company's Current Advisory Agreements (defined below), except for the dates of execution, effectiveness and initial terms.

                 THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT (AND THE SUCCEEDING SEMI-ANNUAL REPORT) TO SHAREHOLDERS OF THE COMPANY ON REQUEST. REQUESTS SHOULD BE DIRECTED TO THE COMPANY AT [ADDRESS] OR BY CALLING (800) [NUMBER].

         Participating in the Meeting are holders of shares of capital stock, par value $.001 per share (collectively, the "Shares"), of the Company.

         The Board has fixed the close of business on March 21, 1997, as the record date (the "Record Date") for the determination of holders of Shares of the Company entitled to vote at the Meeting.

Shareholders of the Company on the Record Date of investment portfolios ("Funds") advised by MSAM (the "MSAM Advised Funds") will be entitled to one vote per Share with respect to Proposal Number 1 submitted to the Shareholders of the Company for each Share of the Company of such Funds then held. Likewise, Shareholders of the Company on the Record Date of the Funds advised by MAS (the "MAS Advised Funds") will be entitled to one vote per Share with respect to Proposal Number 2 submitted to the Shareholders of the Company for each Share of the Company of such Funds then held. Shareholders of each Fund will vote separately with respect to the relevant proposal.

         At the close of business on March 21, 1997, there were issued and outstanding the following number of Shares of the Funds (for ease of reference the words "Morgan Stanley," which begin the name of each Fund, have not been included in the Funds named herein):

-------------------------------------------------------------------------------------------------------------
                      FUND                       ISSUED AND OUTSTANDING SHARES AS OF MARCH __ 1997
                      ----                       -------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Emerging Markets Debt Fund                       N/A
-------------------------------------------------------------------------------------------------------------
Global Fixed Income Fund
-------------------------------------------------------------------------------------------------------------
High Yield Fund
-------------------------------------------------------------------------------------------------------------
Worldwide High Income Fund
-------------------------------------------------------------------------------------------------------------
Asian Growth Fund
-------------------------------------------------------------------------------------------------------------
Emerging Markets Fund
-------------------------------------------------------------------------------------------------------------
European Equity Fund*                            N/A
-------------------------------------------------------------------------------------------------------------
Global Equity Allocation Fund
-------------------------------------------------------------------------------------------------------------
Global Equity Fund
-------------------------------------------------------------------------------------------------------------
International Magnum Fund
-------------------------------------------------------------------------------------------------------------
Japanese Equity Fund*                            N/A
-------------------------------------------------------------------------------------------------------------
Latin American Fund
-------------------------------------------------------------------------------------------------------------
Aggressive Equity Fund
-------------------------------------------------------------------------------------------------------------
American Value Fund
-------------------------------------------------------------------------------------------------------------
Equity Growth Fund                               N/A
-------------------------------------------------------------------------------------------------------------
Growth and Income Fund*                          N/A
-------------------------------------------------------------------------------------------------------------
U.S. Real Estate Fund
-------------------------------------------------------------------------------------------------------------
Government Obligations Money Market Fund
-------------------------------------------------------------------------------------------------------------
Money Market Fund
-------------------------------------------------------------------------------------------------------------
Tax-Free Money Market Fund*                      N/A

-------------------------------------------------------------------------------------------------------------
                  Mid Cap Growth Fund**                            N/A
-------------------------------------------------------------------------------------------------------------
                  Value Fund**                                     N/A
-------------------------------------------------------------------------------------------------------------

* The Growth and Income, Japanese Equity, European Equity and Tax-Free Money Market Funds have not commenced operations and, therefore, are currently not being offered.

** The Mid Cap Growth Fund and the Value Fund are referred to herein as the "MAS Advised Funds," and the remaining Funds are referred to herein as the "MSAM Advised Funds."

VOTING

         To become effective with respect to a particular MSAM Advised Fund, the New MSAM Advisory Agreement (defined below) must be approved by a vote of a majority of the outstanding voting securities of that MSAM Advised Fund. Likewise, to become effective with respect to a particular MAS Advised Fund, the New MAS Advisory Agreement (defined below) must be approved by a vote of a majority of the outstanding voting securities of that MAS Advised Fund. A "vote of majority of the outstanding voting securities" is defined under the Investment Company Act of 1940, as amended (the "1940 Act") as the lesser of
(i) 67% or more of the voting securities of the Fund entitled to vote thereon present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund entitled to vote thereon are present in person or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

         Shareholders of each MSAM Advised Fund are entitled to vote with respect to Proposal Number 1 and Shareholders of each MAS Advised Fund are entitled to vote with respect to Proposal Number 2. Proposal Number 1 will be approved with respect to an MSAM Advised Fund if approved by the Shareholders of that MSAM Advised Fund, regardless of whether the other Shareholders of any other Funds approve the proposal. Likewise, Proposal Number 2 will be approved with respect to an MAS Advised Fund if approved by the Shareholders of that MAS Advised Fund, regardless of whether the other Shareholders of any other Funds approve the proposal.

         The Board recommends that you cast your vote.

         -       FOR approval of the New Advisory Agreement with MSAM; and/or

         -       FOR approval of the New Advisory Agreement with MAS.

         All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Proxies received prior to the Meeting on which no vote is indicated will be
voted "for" the proposal as to which it is entitled to vote.   Abstentions and
proxies signed and returned by brokers without voting on a proposal ("broker non-votes") will not be counted for or against the proposal, but will be counted as votes present for purposes of determining whether a quorum is present. Abstentions and broker non-votes will be counted as votes present for purposes of determining a "majority of the outstanding voting securities" present at the Meeting and will therefore have the effect of counting against any Proposal to which they relate. A majority of the outstanding Shares entitled to vote on a proposal must be present in person or by proxy to have a quorum to conduct business at the Meeting.

         Shareholders who execute proxies may revoke them at any time before they are voted by filing with the Company a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

THE PROPOSALS:  APPROVAL OF NEW ADVISORY AGREEMENTS

THE ADVISERS

         MORGAN STANLEY ASSET MANAGEMENT INC. (MSAM)

         MSAM acts as an investment adviser for the Company with respect to the following Funds:


-------------------------------------------------------------------------------------------------
                                                      FUND
                                                      ----
-------------------------------------------------------------------------------------------------
Emerging Markets Debt Fund                       Japanese Equity Fund
-------------------------------------------------------------------------------------------------
Global Fixed Income Fund                         Latin American Fund
-------------------------------------------------------------------------------------------------
High Yield Fund                                  Aggressive Equity Fund
-------------------------------------------------------------------------------------------------
Worldwide High Income Fund                       American Value Fund
-------------------------------------------------------------------------------------------------
Asian Growth Fund                                Equity Growth Fund
-------------------------------------------------------------------------------------------------
Emerging Markets Fund                            Growth and Income Fund
-------------------------------------------------------------------------------------------------
European Equity Fund                             U.S. Real Estate Fund
-------------------------------------------------------------------------------------------------
Global Equity Allocation Fund                    Government Obligations Money Market Fund
-------------------------------------------------------------------------------------------------
Global Equity Fund                               Money Market Fund
-------------------------------------------------------------------------------------------------
International Magnum Fund                        Tax-Free Money Market Fund
-------------------------------------------------------------------------------------------------


         MSAM currently is a wholly-owned subsidiary of MS Group and provides a broad range of portfolio management services to customers in the United States and abroad. At [date], MSAM together with its affiliated asset management companies (other than MAS) managed investments totaling approximately __
billion.   The address of MSAM is 1221 Avenue of the Americas, New York,
NY 10020.

         Set forth below is the name, address and principal occupation of the principal executive officer and each director of MSAM:

-------------------------------------------------------------------------------------------------
Name and Address                                  Principal Occupation
----------------                                  --------------------
-------------------------------------------------------------------------------------------------
Barton M. Biggs                                   Chairman and Managing Director, MSAM; Managing
1221 Avenue of Americas                           Director of Morgan Stanley & Co. Incorporated;
New York, New York 10020                          Chairman of Morgan Stanley Asset Management
                                                  Limited
-------------------------------------------------------------------------------------------------
James M. Allwin                                   President, Director and Managing Director,
1221 Avenue of Americas                           MSAM; Managing Director of Morgan Stanley &
New York, New York 10020                          Co. Incorporated; President of Morgan Stanley
                                                  Realty, Inc.
-------------------------------------------------------------------------------------------------
Peter A. Nadosky                                  Vice Chariman, Director and Managing Director,
1221 Avenue of Americas                           MSAM; Managing Director of Morgan Stanley &
New York, New York 10020                          Co. Incorporated; Director of Morgan Stanley
                                                  Asset Management Limited
-------------------------------------------------------------------------------------------------
Gordon S. Gray                                    Director and Managing Director, MSAM; Managing
1221 Avenue of Americas                           Director of Morgan Stanley & Co. Incorporated
New York, New York 10020
-------------------------------------------------------------------------------------------------
Dennis G. Sherva                                  Director and Managing Director, MSAM; Managing
1221 Avenue of Americas                           Director of Morgan Stanley & Co. Incorporated
New York, New York 10020
------------------------------------------------------------------------------------------------

         MILLER ANDERSON & SHERRERD, LLP (MAS)

         MAS acts as an investment adviser for the Company with respect to the Mid Cap Growth Fund and the Value Fund.

         MAS, a Pennsylvania limited liability partnership founded in 1969, has its principal offices at One Tower Bridge, West Conshohocken, Pennsylvania 19428. MAS provides investment services to employee benefit plans, endowment funds, foundations and other institutional investors and has served as investment adviser to several open-end investment companies since 1984. At [date], MAS managed investments totaling approximately ___ billion.

         Set forth below is the name, address and principal occupation of the principal executive officers of MAS:

------------------------------------------------------------------------------------------------------------------------------

             Name and Address                                       Principal Occupation
             ----------------                                       --------------------
------------------------------------------------------------------------------------------------------------------------------
 Thomas L. Bennett                         Principal executive officer and portfolio manager; Managing Director,
 One Tower Bridge, West Conshohocken,      Morgan Stanley & Co. Incorporated
 Pennsylvania  19428
------------------------------------------------------------------------------------------------------------------------------
 Gary G. Schlarbaum                        Principal executive officer and portfolio manager; Managing Director,
 One Tower Bridge, West Conshohocken,      Morgan Stanley & Co. Incorporated
 Pennsylvania  19428
------------------------------------------------------------------------------------------------------------------------------
 Marna C. Whittington                      Principal executive officer; Managing Director,
 One Tower Bridge, West Conshohocken,      Morgan Stanley & Co. Incorporated
 Pennsylvania  19428
------------------------------------------------------------------------------------------------------------------------------
 Richard B. Worley                         Principal executive officer and portfolio manager; Managing Director,
 One Tower Bridge, West Conshohocken,      Morgan Stanley & Co. Incorporated
 Pennsylvania  19428
------------------------------------------------------------------------------------------------------------------------------

         MS Group acquired MAS in January, 1996. As part of that acquisition, the then-partners of MAS, including each of the above-mentioned principal executive officers, sold their partnership interests in MAS to Morgan Stanley Asset Management Holdings Inc. [, a direct/indirect wholly-owned subsidiary of MS Group] for cash and securities of MS Group.

INFORMATION CONCERNING MORGAN STANLEY GROUP INC.

         MS Group and various of its directly or indirectly owned subsidiaries, including Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co."), a registered broker-dealer and investment adviser, and Morgan Stanley International provide a wide range of financial services on a global basis. MS Group's principal businesses include securities underwriting, distribution and trading;

merger, acquisition, restructuring, real estate, project finance and other corporate finance advisory activities; merchant banking and other principal investment activities; stock brokerage and research services; asset management; the trading of foreign exchange and commodities as well as derivatives on a broad range of asset categories, rates and indices; real estate advice, financing and investing; and global custody, securities clearance services and securities lending.

INFORMATION CONCERNING DEAN WITTER, DISCOVER & CO.

         Dean Witter Discover is a diversified financial services company offering a broad range of nationally marketed credit and investment products with a primary focus on individual customers. Dean Witter Discover has two principal lines of business: credit services and securities. Its credit services business consists primarily of the issuance, marketing and servicing of general purpose credit cards and the provision of transaction processing services, private-label credit card services and real estate secured loans. It is the largest single issuer of general purpose credit cards in the United States as measured by number of accounts and cardmembers and the third largest originator and servicer of credit card receivables, as measured by managed loans. Dean Witter Discover's securities business is conducted primarily through its wholly-owned subsidiaries, Dean Witter Reynolds Inc. ("DWR") and Dean Witter Intercapital Inc. ("Intercapital"). DWR is a full-service securities offering a wide variety of securities products to serve the investment needs of individual clients through over 9,100 professional account executives located in 371 branch offices. DWR is among the largest NYSE members and is a member of other major securities, futures and options exchanges. Intercapital is a registered investment adviser that, along with its subsidiaries, services investment companies, individual accounts and institutional portfolios.

THE MERGER

         Pursuant to the Merger Agreement, MS Group will be merged (the "Merger") with and into Dean Witter Discover and the surviving corporation will be named Morgan Stanley, Dean Witter, Discover & Co. Following the Merger, MSAM will be a direct subsidiary and MAS will be an indirect subsidiary of Morgan Stanley, Dean Witter, Discover & Co.

         Under the terms of the Merger Agreement, each of MS Group's common shares will be converted into the right to receive 1.65 shares of Morgan Stanley, Dean Witter, Discover & Co. common stock and each issued and outstanding share of Dean Witter Discover common stock will remain outstanding and will thereafter represent one share of Morgan Stanley, Dean Witter, Discover & Co. common stock. Following the Merger, MS Group's former shareholders will own approximately 45% and Dean Witter Discover's former shareholders will own approximately 55% of the outstanding shares of common stock of Morgan Stanley, Dean Witter, Discover & Co.

         The Merger is expected to be consummated in mid-1997 and is subject to certain closing conditions, including certain regulatory approvals and the approval of shareholders of both MS Group and Dean Witter Discover.

         The Board of Directors of Morgan Stanley, Dean Witter, Discover & Co. will initially consist of fourteen members, two of whom will be MS Group insiders and two of whom will be Dean Witter Discover insiders. The remaining ten directors will be independent directors, with MS Group and Dean Witter Discover each nominating five of the ten. The Chairman and Chief Executive Officer of Morgan Stanley, Dean Witter, Discover & Co. will be the current Chairman and Chief Executive Officer of Dean Witter Discover, Phillip Purcell. The President and Chief Operating Officer of Morgan Stanley, Dean Witter, Discover & Co. will be the current President of MS Group, John Mack.

         Neither MSAM nor MAS anticipate any reduction in the quality of services now provided to the Company and neither expects that the Merger will result in any material changes in the business of MSAM or MAS, respectively, or in the manner in which they render services to the Company. Nor does either MSAM or MAS anticipate that the Merger or any ancillary transactions will have any adverse effect on its ability to fulfill its obligations under the applicable New Advisory Agreement (as defined below) with the Company or to operate its business in a manner consistent with past business practice.

THE ADVISORY AGREEMENTS

         In anticipation of the Merger, a majority of the Directors of the Company, including a majority of the Directors who are not (i) parties to either New Advisory Agreement (defined below) or (ii) interested persons of any such party, approved a new investment advisory agreement between the Company and MSAM (the "New MSAM Advisory Agreement") and a new advisory agreement between the Company and MAS (the "New MAS Advisory Agreement" and, together with the New MSAM Advisory Agreement, the "New Advisory Agreements"). The form of the New MSAM Advisory Agreement is identical to the Current MSAM Advisory Agreement (defined below) and the form of the New MAS Advisory Agreement is identical to the Current MAS Advisory Agreement (defined below), except in each case for the dates of execution, effectiveness and initial term. The holders of a majority of the outstanding voting securities (within the meaning of the 1940 Act) of the Funds are being asked to approve the appropriate New Advisory Agreement. See "The New Advisory Agreements" below.

         The following summary of the Current Advisory Agreements and the New Advisory Agreements set forth herein is qualified by reference to Annexes A and B.

         THE CURRENT ADVISORY AGREEMENTS.

         MORGAN STANLEY ASSET MANAGEMENT INC.

         Since the beginning of the Company's last fiscal year, the Board has taken several actions with respect to the current advisory agreement dated November 17, 1992 between the Company and MSAM (the "Current MSAM Advisory Agreement"). In particular, at a Board of Directors Meeting held on July 16, 1996, the Directors, including a majority of the Directors of the Company each of whom was not an "interested person" as such term is defined under the 1940 Act (the "Independent Directors"), approved the addition of the Money Market, Tax-Free Money Market and Government Obligations Money Market Funds as additional investment portfolios subject to the Current MSAM Advisory Agreement. Similarly, at a Board of Directors Meeting held on December 12, 1997, the Board, including a majority of the Independent Directors, approved the addition of the Global Equity, Emerging Markets Debt and Equity Growth Funds as additional investment portfolios subject to the Current MSAM Advisory Agreement. Most recently, at the Annual Board of Directors meeting held February 13, 1997, the Directors, including a majority of the Independent Directors, approved for continuance, for the year beginning April 14, 1997, the Current MSAM Advisory Agreement.

         The Current MSAM Advisory Agreement provides that MSAM, as an investment adviser to the Company, in return for its fee, and subject to the control and supervision of the Board and in conformance with the stated investment objectives and policies of each MSAM Advised Fund, will manage the investment and reinvestment of the assets of each MSAM Advised Fund. In this regard, it is the responsibility of MSAM to make investment decisions for each MSAM Advised Fund and to place each such Fund's purchase and sale orders for investment securities. The

Current MSAM Advisory Agreement states that MSAM will provide adequate office space, facilities and personnel to perform its advisory services for the Company.

         The Current MSAM Advisory Agreement provides that it shall continue for successive annual periods with respect to a Fund, provided that such continuation is approved at least annually by the Company's Independent Directors or by vote of the holders of a majority of the Fund's outstanding voting securities, as well as by a majority of the Company's Directors. The Current MSAM Advisory Agreement may be terminated by any Fund at any time, without the payment of any penalty, by vote of a majority of the Directors of the Company or by vote of a majority of the outstanding voting securities of the Fund on 60 days' written notice to MSAM. The Current MSAM Advisory Agreement may be terminated by MSAM at any time, without the payment of any penalty, upon 90 days' written notice to the Company. The Current MSAM Advisory Agreement automatically terminates in the event of its assignment.

         The Current MSAM Advisory Agreement provides that, in the absence of
(i) willful misfeasance, bad faith or gross negligence on the part of MSAM in the performance of its obligations and duties, (ii) reckless disregard by MSAM of its obligations and duties, or (iii) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, MSAM shall not be liable to the Company, or to any Shareholders of the Company, for any error or judgment, mistake of law or any other act or omission in connection with rendering services under the respective agreements, including for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of any Fund of the Company.

         The following table sets forth: (i) the compensation that MSAM is entitled to receive under the Current MSAM Advisory Agreement as a percentage of average daily net assets; (ii) MSAM's advisory fees after expense reimbursement or fee waiver; (iii) the aggregate fees the Company paid to MSAM during the Company's last fiscal year under the Current Advisory Agreement;
(iv) the advisory fees  MSAM waived during the Company's last fiscal year; and
(v) the date shareholders of each of the Funds approved the Current MSAM Advisory Agreement.


------------------------------------------------------------------------------------------------------------------------------------
                                                                   INVESTMENT ADVISORY FEES-- FISCAL YEAR
                                                                   --------------------------------------
                                            ADVISORY FEE (AFTER    ENDED JUNE 30, 1996
                                            -------------------    -------------------
                          CONTRACTUAL       EXPENSE REIMBURSEMENT
                          -----------       ---------------------
                          ADVISORY FEE      OR FEE WAIVER)         NET FEES PAID      AMOUNT WAIVED (000)    DATE OF SHAREHOLDER
                          ------------      --------------         -------------      -------------------    -------------------
      FUND                                                         (000)                                     APPROVAL
      ----                                                         -----                                     --------
------------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Debt     1.25%             1.25%                  N/A                N/A
Fund
------------------------------------------------------------------------------------------------------------------------------------
Global Fixed Income       0.75              0.04                   10                 112                   January 4, 1993
Fund
------------------------------------------------------------------------------------------------------------------------------------
High Yield Fund           0.75              0.42                   0                  13                    May 1, 1996
------------------------------------------------------------------------------------------------------------------------------------
Worldwide High Income     0.75              0.61                   430                97                    February 2, 1994
Fund
------------------------------------------------------------------------------------------------------------------------------------
Asian Growth Fund         1.00              1.00                   3762               0
------------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Fund     1.25              1.25                   727                355
------------------------------------------------------------------------------------------------------------------------------------
European Equity Fund      1.00              1.00                   N/A                N/A
------------------------------------------------------------------------------------------------------------------------------------
Global Equity             1.00              1.00                   677                371                   January 4, 1993
Allocation Fund
------------------------------------------------------------------------------------------------------------------------------------
Global Equity Fund        1.00              1.00                   N/A                N/A
------------------------------------------------------------------------------------------------------------------------------------
International Magnum      1.00              1.00                   N/A                N/A                   June 29, 1995
Fund
------------------------------------------------------------------------------------------------------------------------------------
Japanese Equity Fund (1)  1.00              1.00                   N/A                N/A                   N/A
------------------------------------------------------------------------------------------------------------------------------------
Latin American Fund       1.25              1.25                   13                 206
------------------------------------------------------------------------------------------------------------------------------------
Aggressive Equity Fund    0.90              0.50                   0                  31                    December 29, 1995
------------------------------------------------------------------------------------------------------------------------------------
American Value Fund       0.85              0.54                   230                134                   October 18, 1993
------------------------------------------------------------------------------------------------------------------------------------
Equity Growth Fund        0.70              0.68                   N/A                N/A
------------------------------------------------------------------------------------------------------------------------------------
Growth and Income         0.75              N/A                    N/A                N/A
Fund (1)
------------------------------------------------------------------------------------------------------------------------------------
U.S. Real Estate Fund     1.00              0.70                   0                  9                     May 1, 1996
------------------------------------------------------------------------------------------------------------------------------------
Government Obligations    0.41              0.45                   759 (3)            154 (3)
Money Market Fund
------------------------------------------------------------------------------------------------------------------------------------
Money Market Fund         0.36              0.45                   395 (3)            45 (3)
------------------------------------------------------------------------------------------------------------------------------------
Tax-Free Money Market     0.14              0.45                   N/A                N/A                   N/A
Fund (1)
------------------------------------------------------------------------------------------------------------------------------------

(1) The Growth and Income, Japanese Equity, European Equity and Tax-Free Money Market Funds are currently not being offered.

(2) [The investment advisory fees represent fees paid for the fiscal period (beginning on the Fund's commencement of operations) ended June 30, 1996. The ____ Fund fcommenced operations on ___________.]

(3) MSAM acted as investment adviser to the predecessor portfolios of the Government Obligations Money Market Fund (the PCS Government Obligations Money Market Fund) and the Money Market Fund (the PCS Money Market Fund). PCS Cash Fund, Inc. paid MSAM the fees (and MSAM waived fees) in the amounts indicated in the foregoing chart with respect to the predecessor portfolios.

         The net assets of the MSAM Advised Funds as of [Date], as well as other investment companies advised by the Adviser, and other investment companies for which the Adviser acts as subadviser, the rates of compensation to the Adviser, the aggregate amount of advisory fees paid by the Company to the Adviser and the aggregate amount of any other material payments by the Company to MSAM are set forth at Annex C hereto.

         MILLER ANDERSON & SHERRERD, LLP

         The Current Advisory Agreement with MAS (the "Current MAS Advisory Agreement"), dated as of [date], was approved by consent of the sole shareholder on [date]. The Board, including a majority of the Independent Directors, approved the Current MAS Advisory Agreement with respect to each of the Mid Cap Growth and Value Funds at a Board of Directors Meeting held December 12, 1997.

         The Current MAS Advisory Agreement provides that MAS, as an investment adviser to the Company, in return for its fee, and subject to the control and supervision of the Board and in conformance with the stated investment objectives and policies of each MAS Advised Fund, will manage the investment and reinvestment of the assets of each MAS Advised Fund. In this regard, it is the responsibility of MAS to make investment decisions for each MAS Advised Fund and to place each such Fund's purchase and sale orders for investment securities. The Current MAS Advisory Agreement states that MAS will provide adequate office space, facilities and personnel to perform its advisory services for the Company.

         The Current MAS Advisory Agreement has an initial term of two years from ___________, 1996, and thereafter will continue in effect for successive annual periods with respect to a Fund, provided that such continuation is approved at least annually by the Company's Independent Directors or by vote of the holders of a majority of the Fund's outstanding voting securities, as well as by a majority of the Company's Directors. The Current MAS Advisory Agreement may be terminated by any Fund at any time, without the payment of any penalty, by vote of a majority of the Directors of the Company or by vote of a majority of the outstanding voting securities of the Fund on 60 days' written notice to MAS. The Current MAS Advisory Agreement may be terminated by MAS at any time, without the payment of any penalty, upon 90 days' written notice to the Company. The Current MAS Advisory Agreement automatically terminates in the event of its assignment.

         The Current MAS Advisory Agreement provides that, in the absence of
(i) willful misfeasance, bad faith or gross negligence on the part of MAS in the performance of its obligations and duties, (ii) reckless disregard by MAS of its obligations and duties, or (iii) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, MAS shall not be liable to the Company, or to any Shareholders of the Company, for any error or judgment, mistake of law or any other act or omission in connection with rendering services under the respective agreement, including any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of any Fund of the Company.

         Under the Current MAS Advisory Agreement the Company pays MAS as compensation for the services rendered annual fees equal to percentages listed below of the respective Fund's average daily net assets.

-----------------------------------------------------------------------------------------------------------
                                                                   ADVISORY FEE (AFTER EXPENSE
                                                                   ---------------------------
FUND                       CONTRACTUAL ADVISORY FEE                REIMBURSEMENT OR FEE WAIVER)
----                       ------------------------                ----------------------------
-----------------------------------------------------------------------------------------------------------
Mid Cap Growth Fund        0.75%                                   0.67%
-----------------------------------------------------------------------------------------------------------
Value Fund                 0.70                                    0.64
-----------------------------------------------------------------------------------------------------------

         The Mid Cap Growth and Value Funds had not commenced operations in the fiscal year ended June 30, 1996 and, therefore, MAS received no compensation from the Company prior to the end of the fiscal year ended June 30, 1996.

         The net assets of the MAS Advised Funds as of [Date], as well as other investment companies advised by the Adviser, and other investment companies for which the Adviser acts as subadviser, the rates of compensation to the Adviser, the aggregate amount of advisory fees paid by the Company to the Adviser and the aggregate amount of any other material payments by the Company to the Adviser are set forth at Annex D hereto.

         THE NEW ADVISORY AGREEMENTS. The Board approved the proposed New MSAM Advisory Agreement between the Company and MSAM and the proposed New MAS Advisory Agreement between the Company and MAS on March 13, 1997, the forms of which are attached as Annex A and Annex B, respectively. The form of the proposed New MSAM Advisory Agreement is identical to the Current MSAM Advisory Agreement, except for the dates of execution, effectiveness and initial terms. Likewise, the form of the proposed New MAS Advisory Agreement is identical to the Current MAS Advisory Agreement, except for the dates of execution, effectiveness and initial terms.

         The investment advisory fee as a percentage of net assets payable by each Fund will be the same under each New Advisory Agreement as under the applicable Current Advisory Agreement. If the investment advisory fee under each of the New Advisory Agreements had been in effect for the Company's most recently completed fiscal year, advisory fees paid to MSAM and MAS by the Company would have been identical to those paid under the applicable Current Advisory Agreement.

         The Board held a meeting on March 13, 1997, at which meeting the Directors, including the Independent Directors, unanimously approved each New Advisory Agreement for the Company and recommended the agreements for approval by the Shareholders of the MSAM Advised Funds and the MAS Advised Funds, as appropriate. Each New Advisory Agreement would take effect upon the later to occur of (i) the obtaining of Shareholders approval or (ii) the closing of the Merger. Each New Advisory Agreement will continue in effect for an initial two year term and thereafter for successive annual periods as long as such continuance is approved in accordance with the 1940 Act.

         In evaluating each New Advisory Agreement, the Board took into account that the Company's Current Advisory Agreements and the New Advisory Agreements, including their terms relating to the services to be provided thereunder by the respective Adviser and the fees and expenses payable by the Company, are identical, except for the dates of execution, effectiveness and initial terms. The Board also considered other possible benefits to MSAM, MAS and Morgan Stanley, Dean Witter, Discover & Co. that may result from the Merger including the continued use of Morgan Stanley & Co. and Dean Witter Discover brokers and its affiliates, to the extent permitted by law, for brokerage services.

        The Board also considered the terms of the Merger Agreement and the possible effects of the Merger upon the organization of each of MSAM and MAS and upon the ability of each Adviser to provide advisory services to the Company. The Board considered the skills and capabilities of MSAM and MAS. In this regard, the Board was informed of the resources of Morgan Stanley, Dean Witter, Discover & Co. to be made available to each of MSAM and MAS.

         The Board also considered the effect on the Company of MSAM and MAS each becoming an affiliated person of Morgan Stanley, Dean Witter, Discover & Co. Following the Merger, the 1940 Act will prohibit or impose certain conditions on the ability of the Company to engage in certain transactions with Morgan Stanley, Dean Witter, Discover & Co. and its affiliates. For example, absent exemptive relief, the Company will be prohibited from purchasing securities from Morgan Stanley & Co. and DWR in transactions in which Morgan Stanley & Co. and DWR acts as a principal. Currently the Company is prohibited from making such purchases in only those transactions in which Morgan Stanley & Co. or an affiliate acts as principal. The Company will also have to satisfy certain conditions in order to engage in securities transactions in which Morgan Stanley & Co. or DWR is acting as an underwriter. The Company is already required to satisfy such conditions when engaging in transactions in which Morgan Stanley & Co. or an affiliate is acting as an underwriter. In this connection, management of MSAM and management of MAS each represented to the Board that they do not believe these prohibitions or conditions will have a material effect on the management or performance of the MSAM Advised Funds nor the MAS Advised Funds, respectively.

         After consideration of the above factors and such other factors and information that the Board deemed relevant, the Directors, including the Independent Directors, unanimously: (i) approved the New MSAM Advisory Agreement; (ii) approved the New MAS Advisory Agreement; (iii) voted to recommend the approval of the New MSAM Advisory Agreement to the Shareholders of the MSAM Advised Funds; and (iv) voted to recommend the approval of the New MAS Advisory Agreement to the Shareholders of the MAS Advised Funds.

         In the event that Shareholders of any MSAM Advised Fund or any MAS Advised Fund do not approve the New MSAM Advisory Agreement or the New MAS Advisory Agreement, the applicable Current Advisory Agreement will remain in effect and the Board will take such action as it deems in the best interest of the Company and its Shareholders, which may include proposing that Shareholders approve an agreement in lieu of such New Advisory Agreement. If the Merger is not consummated, each Adviser would continue to serve as investment adviser of the Company pursuant to the terms of its respective Current Advisory Agreement.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" APPROVAL OF THE NEW ADVISORY AGREEMENTS.

                             ADDITIONAL INFORMATION

DIRECTORS AND OFFICERS OF THE COMPANY

         Information is set forth below about the Company's current Directors and principal executive officers, including their name, position with the Company, relationship to MSAM or MAS, and, in the case of Directors, the number of shares of each Fund beneficially owned.

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                  PERCENTAGE OF
NAME AND POSITION WITH THE   AFFILIATION WITH MSAM OR    FUND SHARES BENEFICIALLY OWNED AS OF     OUTSTANDING FUND
COMPANY                      MAS                         MARCH 1, 1997                            SHARES
--------------------------------------------------------------------------------------------------------------------------------
Barton M. Biggs              Chairman and Director of
Chairman and Director        MSAM
--------------------------------------------------------------------------------------------------------------------------------
Warren J. Olsen              Principal of MSAM
Director and President
--------------------------------------------------------------------------------------------------------------------------------
John D. Barrett, II          N/A
Director
--------------------------------------------------------------------------------------------------------------------------------
Gerard E. Jones              N/A
Director
--------------------------------------------------------------------------------------------------------------------------------
Andrew McNally IV            N/A
Director
--------------------------------------------------------------------------------------------------------------------------------
Samuel T. Reeves             N/A
Director
--------------------------------------------------------------------------------------------------------------------------------
Fergus Reid                  N/A
Director
--------------------------------------------------------------------------------------------------------------------------------
Frederick O. Robertshaw      N/A
Director
--------------------------------------------------------------------------------------------------------------------------------
Frederick B. Whittemore      N/A
Director
--------------------------------------------------------------------------------------------------------------------------------
James W. Grisham             Principal of MSAM                             N/A                                N/A
Vice President
--------------------------------------------------------------------------------------------------------------------------------
Michael F. Klein             Principal of MSAM                             N/A                                N/A
Vice President
--------------------------------------------------------------------------------------------------------------------------------
Harold J. Schaaff, Jr.       Principal General Counsel                     N/A                                N/A
Vice President               and Secretary of MSAM
--------------------------------------------------------------------------------------------------------------------------------
Joseph P. Stadler            Vice President of MSAM                        N/A                                N/A
Vice President
--------------------------------------------------------------------------------------------------------------------------------
Valerie Y. Lewis             Vice President of MSAM                        N/A                                N/A
Secretary
--------------------------------------------------------------------------------------------------------------------------------
Lorraine Truten              Principal of Morgan Stanley &                 N/A                                N/A
Vice President               Co. Incorporated, Head of
                             Mutual Fund Services of MAS
--------------------------------------------------------------------------------------------------------------------------------
Douglas W. Kuglar            Vice President of Morgan                      N/A                                N/A
Vice President               Stanley & Co. Incorporated,
                             Head of Mutual Fund
                             Administration of MAS
--------------------------------------------------------------------------------------------------------------------------------
Karl O. Hartman              N/A                                           N/A                                N/A
Assistant Secretary
--------------------------------------------------------------------------------------------------------------------------------
James R. Rooney              N/A                                           N/A                                N/A
Treasurer
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Joanna Haigney               N/A
Assistant Treasurer
--------------------------------------------------------------------------------------------------------------------------------

BENEFICIAL OWNERS

         To the knowledge of Fund Management, as of March 21, 1997, the following were beneficial owners of 5% or more of the outstanding Shares of the
Funds:

--------------------------------------------------------------------------------------------------------------------------------
                                                   AMOUNT OF                           PERCENT OF
           NAME AND ADDRESS                  BENEFICIAL OWNERSHIP               TOTAL SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------





TRANSACTIONS/AGREEMENTS WITH AFFILIATES

         ADMINISTRATOR

         Pursuant to Administration Agreements between each of the Advisers and the Company, MSAM and MAS (each, an "Administrator") provide administrative services to the MSAM Advised Funds and the MAS Advised Funds, respectively.
For their services under separate administration agreements with the Company (the "Administration Agreements"), the Company pays the Administrators a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the respective Funds, other than the money market funds, and 0.10% of the first $200 million of each money market fund's average daily net assets,
 .075% of the next $200 million of average daily net assets, .05% of the next $200 million of average daily net assets, and .03% on average daily net assets over $600 million. For the fiscal year ended June 30, 1996, the Company paid administration fees to MSAM of approximately $1,801,654 and paid PFPC, Inc., which served as administrator to the predecessor portfolios of the Government Obligations Money Market Fund (the PCS Government Obligations Money Market
Fund) and the Money Market Fund (the PCS Money Market Fund), aggregate administration fees of $273,252. MAS did not serve as an administrator and received no compensation from the Company prior to the end of the fiscal year ended June 30, 1996. Whether or not a particular proposal is approved, MSAM and MAS will continue to provide administrative services to the MSAM Advised Funds and the MAS Advised Funds, respectively.

         CUSTODIAN

         Morgan Stanley Trust Company ("MSTC"), Brooklyn, New York, acts as the Company's custodian for foreign assets held outside the United States and employs subcustodians who were approved by the Directors of the Company in accordance with the regulations of the SEC for the purpose of providing custodial services for such assets. As compensation for providing custodial services for the fiscal year ended June 30, 1996, MSTC received fees from the Funds as indicated in the following table:

                                                 Custodian Fees
        Fund                                          (000)
        ----                                          -----
Global Equity Allocation Fund                         $217
Global Fixed Income Fund                                20
Asian Growth Fund                                      631
American Value Fund                                     20
Worldwide High Income Fund                              58
Latin American Fund                                    120
Emerging Markets Fund                                  359
Aggressive Equity Fund                                   7
U.S. Real Estate Fund                                    1
High Yield Fund                                          1

Whether or not a particular proposal is approved, MSTC will continue to act as the Company's custodian for foreign assets held outside the United States.

         DISTRIBUTOR

         On October 31, 1996, MS Group purchased the parent company of Van Kampen American Capital, Inc., which is in turn the parent company of Van Kampen American Capital Distributors, Inc. ("VKAC Distributors"). VKAC Distributors serves as the distributor of the Shares of the Company. Van Kampen American Capital, Inc. is the fourth largest non-proprietary mutual fund provider in the United States with approximately $[__] billion in assets under management or supervision as of [date].

         Prior to December 31, 1996, Morgan Stanley & Co., served as the distributor of the Company's shares pursuant to a distribution agreement with the Company and a Plan of Distribution for the Money Market Funds and each class of the Non-Money Funds pursuant to Rule 12b-1 under the 1940 Act (each, a "Plan" and collectively, the "Plans"). Subsequent to January 1, 1997, VKAC Distributors, Inc. replaced Morgan Stanley & Co. as distributor of the Company's shares pursuant to a distribution agreement with the Company and the Plans. Under each Plan the Company's distributor is entitled to receive from the Funds a distribution fee, which is accrued daily and paid quarterly, of up to 0.50% for each of the Money Market Funds and up to 0.75% of the Class B shares and Class C shares of each of the Non-Money Funds, on an annualized basis, of the average daily net assets of such Fund or classes. With respect to Class B shares, VKAC Distributors expects to utilize substantially all of its fee to reimburse itself for commissions paid to investment dealers, banks or financial services firms that provide distribution, administrative or shareholder services ("Participating Dealer"). With respect to Class C shares, VKAC Distributors expects to allocate most of its fee to Participating Dealers. The actual amount of such compensation is agreed upon by the Company's Board of Directors and by VKAC Distributors. VKAC Distributors may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee and VKAC Distributors is free to make additional payments out of its own assets to promote the sale of Fund shares. Class A shares, Class B shares and Class C shares are subject to a service fee at an annual rate of 0.25% on an annualized basis of the average daily net assets of such class of shares of a Fund.

         VKAC Distributors did not serve as the distributor and received no compensation from the Company prior to the end of the fiscal year ended June 30, 1996. As compensation for providing distribution services to the Company for the fiscal year ended June 30, 1996, Morgan Stanley & Co. received aggregate fees of approximately $4,267,000 which were attributable approximately as follows:

---------------------------------------------------------------------------------------------------------------------
                                                            Fiscal Year Ended June 30, 1996 (000)
                     Fund                    ------------------------------------------------------------------------
                                                Class A               Class B                    Class C
---------------------------------------------------------------------------------------------------------------------
 Global Equity Allocation Fund-Class            $126                  $47                        $496
---------------------------------------------------------------------------------------------------------------------
 Global Fixed Income Fund-Class                  26                    3                          56
---------------------------------------------------------------------------------------------------------------------
 Asian Growth Fund                               516                   194                        1,505
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
 Emerging Markets Fund                          131                   35                         309
---------------------------------------------------------------------------------------------------------------------
 Latin American Fund                            28                    6                          55
---------------------------------------------------------------------------------------------------------------------
 American Value Fund                            57                    14                         187
---------------------------------------------------------------------------------------------------------------------
 Worldwide High Income Fund                     90                    112                        231
---------------------------------------------------------------------------------------------------------------------
 Aggressive Equity Fund                         4                     10                         10
---------------------------------------------------------------------------------------------------------------------
 High Yield Fund                                2                     5                          5
---------------------------------------------------------------------------------------------------------------------
 U.S. Real Estate Fund                          1                     3                          3
---------------------------------------------------------------------------------------------------------------------
 International Magnum                           N/A                   N/A                        N/A
---------------------------------------------------------------------------------------------------------------------
 Japanese Equity Fund**                         N/A                   N/A                        N/A
---------------------------------------------------------------------------------------------------------------------
 Growth and Income Fund**                       N/A                   N/A                        N/A
---------------------------------------------------------------------------------------------------------------------
 European Equity Fund**                         N/A                   N/A                        N/A
---------------------------------------------------------------------------------------------------------------------
 Money Market Fund**++                          N/A                   --                         --
---------------------------------------------------------------------------------------------------------------------
 Government Obligations Money Market            N/A                   --                         --
 Fund**++
---------------------------------------------------------------------------------------------------------------------
 Tax-Free Money Market Fund**                   N/A                   --                         --
---------------------------------------------------------------------------------------------------------------------
 Equity Growth Fund                             N/A                   N/A                        N/A
---------------------------------------------------------------------------------------------------------------------
 Equity Growth Fund                             N/A                   N/A                        N/A
---------------------------------------------------------------------------------------------------------------------
 Global Equity Fund                             N/A                   N/A                        N/A
---------------------------------------------------------------------------------------------------------------------
 Emerging Markets Debt Fund                     N/A                   N/A                        N/A
---------------------------------------------------------------------------------------------------------------------
 Mid Cap Growth Fund                            N/A                   N/A                        N/A
---------------------------------------------------------------------------------------------------------------------
 Value Fund                                     N/A                   N/A                        N/A
---------------------------------------------------------------------------------------------------------------------

**   Not operational as of June 30,1996.
+ The Class B shares listed above were created on May 1, 1995. The original Class B shares were renamed Class C shares, as listed above, on May 1, 1995. The current Class B shares commenced operations on August 1, 1995.

++ As compensation for providing distribution services to the Predecessor Portfolios for the fiscal year ended June 30, 1996, Morgan Stanley & Co. received fees from the Predecessor Money Market Portfolio in the amount of $843,776 and from the Predecessor Government Obligations Money Market Portfolio in the amount of $439,236.

         Whether or not a particular proposal is approved, VKAC Distributors will continue to provide distribution services to the Funds.

         DIVIDEND DISBURSING AND TRANSFER AGENT

         ACCESS Investor Services, Inc. ("ACCESS"), a wholly-owned subsidiary of Van Kampen American Capital, Inc. acts as the dividend disbursing and transfer agent for Shareholders of each of the Funds, other than for the Prime Resource Account Holders of the Money Market Funds. ACCESS performs book keeping, data processing and administration services related to the maintenance of shareholder accounts. ACCESS did not serve as the dividend disbursing and transfer agent and received no compensation from the Company prior to the end of the fiscal year ended June 30, 1996. Whether or not a particular proposal is approved, ACCESS will continue to provide dividend disbursing and transfer agent services to the Funds.

         PORTFOLIO TRANSACTIONS

         Each Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of investment securities for the Funds and to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Funds. The Company has authorized each Adviser to pay higher commissions in recognition of brokerage and research services which, in the opinion of the particular Adviser, are necessary for the achievement of better execution, provided that the Adviser believes this to be in the best interest of the Company.

         In purchasing and selling securities for the Funds, it is the Company's policy to seek to obtain quality execution at the most favorable prices, through responsible broker-dealers. In selecting broker-dealers to execute the securities transactions for the Funds, consideration will be given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers, and the brokerage and research services which they provide. Some securities considered for investment by a Fund may also be appropriate for other clients served by that Fund's Adviser. If purchase or sale of securities consistent with the investment policies of a Fund and one or more of these other clients served by that Fund's Adviser is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Advisers, and the results of such allocations, are subject to periodic review by the Company's Directors.

         Subject to the overriding objective of obtaining the best execution of orders, each Adviser may allocate a portion of the Company's portfolio brokerage transactions to Morgan Stanley & Co. or broker affiliates of Morgan Stanley & Co. and, subsequent to the Merger, to DWR or broker affiliates of DWR, in each case under procedures adopted by the Board of Directors. For the fiscal year ended June 30, 1996, the Company paid brokerage commissions of approximately $180,458 to Morgan Stanley & Co., an affiliated broker-dealer. For the fiscal year ended June 30, 1996, commissions paid to the Morgan Stanley & Co. represented approximately 6% of the total amount of brokerage commissions paid in such period and which were paid on transactions that represented 2% of the aggregate dollar amount of transactions that incurred commissions paid by the Company during such period.

         Fund securities will not be purchased from, or through, or sold to or through, an Adviser or Morgan Stanley & Co. or, subsequent to the Merger, DWR or any "affiliated persons," as defined in the 1940 Act, of Morgan Stanley and DWR when such entities are acting as principals, except to the extent permitted by law.

EXPENSES

         MSAM, MAS or their affiliates will bear the expense of preparing, printing and mailing the enclosed form of proxy, the accompanying Notice and this Proxy Statement.

         In order to obtain the necessary quorum at the Meeting, additional solicitation may be made by mail, telephone, telegraph or personal interview by representatives of the Company, the Advisers, ACCESS or by [First Data
Corporation], a solicitation firm located in [          ] that has been engaged
to assist in proxy solicitation at an estimated cost of approximately [   ].

SUBMISSION OF SHAREHOLDER PROPOSALS

         The Company does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of Morgan Stanley Fund, Inc., c/o Morgan Stanley Asset Management Inc., Legal Department, 1221 Avenue of the Americas, New York, New York 10020.

GENERAL

         The Company knows of no business other than that mentioned in the Proposals of the Notice that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy to vote proxies in accordance with their best judgment. In the event a quorum is present at the Meeting but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of Shareholders based on a consideration of all relevant factors, including the nature of the relevant proposal, the percentage of affirmative votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

         A list of Shareholders of the Company entitled to be present and vote at the Meeting will be available at the offices of the Company, 1221 Avenue of the Americas, New York, NY 10020 for inspection by any Shareholders during regular business hours for ten days prior to the date of the Meeting.

         Failure of a quorum to be present at the Meeting for the Company may necessitate adjournment and may necessitate additional proxy solicitations.

         IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

[Date]


                                        Valerie Y. Lewis, Secretary

                                                                         ANNEX A

                 FORM OF NEW MSAM INVESTMENT ADVISORY AGREEMENT


[Insert a form of the Company's investment advisory agreement with MSAM]

                                                                         ANNEX B

                 FORM OF NEW MAS INVESTMENT ADVISORY AGREEMENT


[Insert a form of the Company's investment advisory agreement with MAS]

                                                                         ANNEX C

                      MORGAN STANLEY ASSET MANAGEMENT INC.

         The following table indicates the size of each investment company advised or subadvised by Morgan Stanley Asset Management Inc., the advisory fee rate, the amount of advisory fees or subadvisory fees paid to MSAM for the last fiscal year, and the amount of other material fees paid to such persons for such fiscal year. Average net assets are calculated on a daily basis for registered open-end investment companies and on a weekly basis for registered closed-end investment companies.


----------------------------------------------------------------------------------------------------------------------------------



                                                                                              Amount of
                                                         Asset             Aggregate          Other Material
                                                         Management        Amount of          Payments to
                                                         Fee as            Adviser/           Adviser/
                                      Net Assets on      Percent of        Subadviser's       Subadviser for
                                      [Date]             Average Net       Fee for Last       the Last Fiscal
                     Name             (In Millions)      Assets            Fiscal Year        Year
----------------------------------------------------------------------------------------------------------------------------------
 [Insert
 Appropriate
 Information]
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

                                                                         ANNEX D

                        MILLER ANDERSON & SHERRERD, LLP

         The following table indicates the size of each investment company advised or subadvised by Miller Anderson & Sherrerd, LLP, the advisory fee rate, the amount of advisory fees or subadvisory fees paid to MAS for the last fiscal year, and the amount of other material fees paid to such persons for such fiscal year. Average net assets are calculated on a daily basis for registered open-end investment companies and on a weekly basis for registered closed-end investment companies.

----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Amount of
                                                                                              Other
                                                         Asset             Aggregate          Material
                                                         Management        Amount of          Payments to
                                                         Fee as            Adviser/           Adviser/
                                      Net Assets on      Percent of        Subadviser's       Subadviser for
                                      [Date]             Average Net       Fee for Last       the Last Fiscal
                     Name             (In Millions)      Assets            Fiscal Year        Year
----------------------------------------------------------------------------------------------------------------------------------
 [Insert
 Appropriate
 Information]
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

[Sample card to be used for each of the following Funds: Morgan Stanley Money Market Fund, Morgan Stanley Tax-Free Money Market Fund, Morgan Stanley Government Obligations Money Market Fund, Morgan Stanley Emerging Markets Debt Fund, Morgan Stanley Global Fixed Income Fund, Morgan Stanley High Yield Fund, Morgan Stanley Worldwide High Income Fund, Morgan Stanley Aggressive Equity Fund, Morgan Stanley American Value Fund, Morgan Stanley Equity Growth Fund, Morgan Stanley U.S. Real Estate Fund, Morgan Stanley Asian Growth Fund, Morgan Stanley Emerging Markets Fund, Morgan Stanley Global Equity Allocation Fund, Morgan Stanley International Magnum Fund, Morgan Stanley Japanese Equity Fund and Morgan Stanley Latin American Fund.]

                           MORGAN STANLEY FUND, INC.
       PRELIMINARY PROXY FOR SPECIAL MEETING OF SHAREHOLDERS, MAY 1, 1997

        The undersigned Shareholder(s) of the Morgan Stanley [NAME OF FUND] Fund (the "Fund") of Morgan Stanley Fund, Inc. (the "Company") hereby appoint(s) Warren J. Olsen, Harold J. Schaaff, Jr., Michael F. Klein and Valerie Y. Lewis and each of them (with full power of substitution), the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders of the Fund to be held on May 1, 1997, and any adjournments thereof, to vote all of the shares of the Fund that the signer would be entitled to vote if personally present at the Special Meeting of Shareholders on the following Proposal and on any other matters brought before the Meeting, all as set forth in the Notice of Special Meeting of Shareholders and Proxy Statement of the Board of Directors. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as checked below upon the following matters:


   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY
        AND WILL BE VOTED "FOR" THE PROPOSAL UNLESS OTHERWISE INDICATED.

Please vote by filling in the appropriate box below, as shown, using blue or black ink or dark pencil. Do not use red ink.

Proposal:    Approval of the investment advisory agreement by and between
             Morgan Stanley Fund, Inc. and Morgan Stanley Asset Management Inc.

             [ ]  FOR                  [ ]  AGAINST              [ ]  ABSTAIN

    In accordance with their own discretion, the proxies are authorized to vote on such other business as may properly come before the Meeting.

    ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS FOR THE PROPOSAL.

    THE UNDERSIGNED ACKNOWLEDGES RECEIPT WITH THIS PROXY OF A COPY OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT OF THE BOARD OF DIRECTORS.

                                          Please date, sign and return promptly.

Dated:                                , 1997
       -------------------------------

YOUR SIGNATURE(S) ON THIS PROXY SHOULD BE EXACTLY AS YOUR NAME OR NAMES APPEAR ON THIS PROXY. IF THE SHARES ARE HELD JOINTLY, EACH HOLDER SHOULD SIGN. IF SIGNING IS BY ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE PRINT YOUR FULL TITLE BELOW YOUR SIGNATURE.

-----------------------------
Signature

-----------------------------
Signature

[Sample card to be used for each of the following Funds: Morgan Stanley Mid Cap Growth Fund and Morgan Stanley Value Fund.]

                           MORGAN STANLEY FUND, INC.
       PRELIMINARY PROXY FOR SPECIAL MEETING OF SHAREHOLDERS, MAY 1, 1997

        The undersigned Shareholder(s) of the Morgan Stanley [NAME OF FUND] Fund (the "Fund") of Morgan Stanley Fund, Inc. (the "Company") hereby appoint(s) Warren J. Olsen, Harold J. Schaaff, Jr., Michael F. Klein and Valerie Y. Lewis and each of them (with full power of substitution), the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders of the Fund to be held on May 1, 1997, and any adjournments thereof, to vote all of the shares of the Fund that the signer would be entitled to vote if personally present at the Special Meeting of Shareholders on the following Proposal and on any other matters brought before the Meeting, all as set forth in the Notice of Special Meeting of Shareholders and Proxy Statement of the Board of Directors. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as checked below upon the following matters:


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY AND
         WILL BE VOTED "FOR" THE PROPOSAL UNLESS OTHERWISE INDICATED.

Please vote by filling in the appropriate box below, as shown, using blue or black ink or dark pencil. Do not use red ink.

Proposal:    Approval of the investment advisory agreement by and between
             Morgan Stanley Fund, Inc. and Miller Anderson & Sherrerd, LLP.

                 [ ]  FOR                  [ ]  AGAINST             [ ]  ABSTAIN

    In accordance with their own discretion, the proxies are authorized to vote on such other business as may properly come before the Meeting.

    ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS FOR THE PROPOSAL.

    THE UNDERSIGNED ACKNOWLEDGES RECEIPT WITH THIS PROXY OF A COPY OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT OF THE BOARD OF DIRECTORS.

                                          Please date, sign and return promptly.

Dated:                                , 1997
       -------------------------------

YOUR SIGNATURE(S) ON THIS PROXY SHOULD BE EXACTLY AS YOUR NAME OR NAMES APPEAR ON THIS PROXY. IF THE SHARES ARE HELD JOINTLY, EACH HOLDER SHOULD SIGN. IF SIGNING IS BY ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE PRINT YOUR FULL TITLE BELOW YOUR SIGNATURE.

----------------------------------------
Signature

----------------------------------------
Signature